UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)    August 7, 2008

GIGABEAM CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-50985	20-0607757
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

4021 Stirrup Creek Drive, Suite 400, Durham, NC		27703
(Address of principal executive offices)		(Zip Code)

(919) 206-4426

(Registrant’s telephone number, including area code)

Not applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐               Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐               Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐               Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐               Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01

CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT.

Effective August 7, 2008, pursuant to the approval of our Board of Directors, we dismissed Marcum & Kliegman LLP, as our independent registered public accounting firm.  Marcum & Kliegman LLP commenced an audit of our financial statements for the year ended December 31, 2007; however the audit for the year ended December 31, 2007 had not been completed as of the date of dismissal.

Since Marcum & Kliegman LLP was engaged by our Company on April 30, 2008, they have not provided us with any reports on our financial statements and therefore they did not provide us with a report that contained an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

In connection with the audit for the past fiscal year and through the termination date, there were no disagreements with Marcum & Kliegman LLP, whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Marcum & Kliegman LLP’s satisfaction, would have caused Marcum & Kliegman LLP to make reference to the subject matter of the disagreement in connection with its report.

Marcum & Kliegman LLP was provided with a copy of this current report on Form 8-K and was requested to furnish a letter addressed to the United States Securities and Exchange Commission stating whether or not it agrees with the above disclosures. A copy of Marcum & Kliegman LLP’s letter dated August 12, 2008 is included as exhibit 16.1 hereto.

On August 7, 2008, we appointed and engaged J. Crane CPA, P.C. as our independent registered public accounting firm for the fiscal year ended December 31, 2007. During the fiscal years ended December 31, 2006 and 2005 and through August 7, 2008, no one on our behalf has consulted with J. Crane CPA, P.C. regarding: (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on our financial statements, and neither a written report was provided to us nor oral advice was provided that J. Crane CPA, P.C. concluded was an important factor considered by us in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) or a reportable event (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

This report contains forward-looking statements that involve risks and uncertainties.  You should not place undue reliance on these forward-looking statements.  Our actual results could differ materially from those anticipated in the forward-looking statements for many reasons, including the risks described in our annual report on Form 10-KSB and other reports we file with the Securities and Exchange Commission.  Although we believe the expectations reflected in the forward-looking statements are reasonable, they relate only to events as of the date on which the statements are made.  We do not intend to update any of the forward-looking statements after the date of this report to conform these statements to actual results or to changes in our expectations, except as required by law.

ITEM 9.01

EXHIBITS.

EXHIBIT NUMBER	DESCRIPTION
16.1	Letter from Marcum & Kliegman LLP to the Securities and Exchange Commission, dated August 12, 2008 (filed herewith).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GigaBeam Corporation
(Registrant)

Date	August 12, 2008

/s/ S. Jay Lawrence
(Signature)

Name: S. Jay Lawrence
Title: Chief Executive Officer

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